UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

Jacobs Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	88-1121891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Bryan Street, Suite 3500 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (214) 583-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously announced, on November 20, 2023, Jacobs Solutions Inc. (the “Company” or “Jacobs”), Amazon Holdco Inc., a wholly owned subsidiary of the Company (“SpinCo”), Amentum Parent Holdings LLC (“Amentum”) and Amentum Joint Venture LP (“Amentum Equityholder”), the sole equityholder of Amentum, entered into an Agreement and Plan of Merger, pursuant to which the Company agreed to spin off and combine its Critical Mission Solutions and Cyber & Intelligence government services businesses with Amentum, subject to the terms and subject to the conditions set forth therein (the “Transactions”).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2024, the Board of Directors (the “Board”) of Jacobs approved and adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately (the “Amendment”). The Amendment amends the Bylaws to remove, solely for the purpose of the Distribution (defined below) in connection with the Transactions, the requirement that the record date for determining the stockholders entitled to receive payment of any dividend or other distribution be no less than 10 days prior to such dividend or other distribution.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On September 13, 2024, the Company issued a press release announcing the record date for the spin-off distribution (the “Distribution”) ahead of the closing of the Transactions. Holders of the Company’s common stock will be entitled to receive one share of SpinCo’s common stock, par value $0.01 per share (“SpinCo Common Stock”), for every one share of the Company’s common stock held as of the close of business on September 23, 2024, the record date for the Distribution. The Transactions, including the Distribution, are subject to the satisfaction or waiver of certain conditions, as more fully described in SpinCo’s registration statement on Form 10 (File No. 001-42176), as amended, including the information statement attached as Exhibit 99.1 thereto.

In connection with the Transactions, Amazon Holdco Inc. intends to change its name to “Amentum Holdings, Inc.”

Immediately after completion of the Transactions, Jacobs’ shareholders will own 51%, Jacobs will own 7.5%, and Amentum Equityholder will hold 37% of the issued and outstanding shares of SpinCo Common Stock. An additional 4.5% of SpinCo Common Stock (the “contingent consideration”) will be placed in escrow, to be released and delivered in the future to Jacobs and its shareholders or to Amentum Equityholder, depending on the achievement of certain fiscal year 2024 operating profit targets by Jacobs’ Critical Mission Solutions and Cyber & Intelligence government services businesses. To the extent Jacobs and its shareholders become entitled to any portion of the contingent consideration, the first 0.5% of the outstanding and issued shares of SpinCo Common Stock will be released from escrow and delivered to Jacobs. Any further contingent consideration to which Jacobs and its shareholders may become entitled will be distributed on a pro rata basis to Jacobs’ shareholders as of a record date to be determined in the future. In all, Jacobs and its shareholders are expected to own between 58.5% and 63% of the issued and outstanding shares of SpinCo Common Stock. Any shares of contingent consideration to which Jacobs and its shareholders do not become entitled to receive will be delivered to Amentum Equityholder. Jacobs intends to dispose of its stake in Amentum within 12 months of the Distribution.

It is expected that a “when-issued” public trading market for SpinCo Common Stock will commence on the New York Stock Exchange on or about September 24, 2024, and will continue up to and including the Distribution date of Friday, September 27, 2024, under the ticker symbol “AMTM WI,” and that “regular-way” trading of SpinCo Common Stock will begin on September 30, 2024, under the ticker symbol “AMTM.”

A copy of the press release issued by Jacobs is filed as Exhibit 99.1 hereto and, along with the information set forth under the Introductory Note, is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this communication constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not directly relate to any historical or current fact. When used herein, words such as “expects,” “anticipates,” “believes,” “seeks,” “estimates,” “plans,” “intends,” “future,” “will,” “would,” “could,” “can,” “may,” “target,” “goal” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make concerning the expected timing of our plans to spin off and merge Jacobs’ Critical Mission Solutions and Cyber & Intelligence government services businesses with Amentum (hereinafter referred to collectively as the combined business or the combined company), Jacobs’ and its shareholders’ respective ownership percentages in the combined company, the disposition of Jacobs’ retained stake in the combined company, the expected timing or amount of any future distribution of contingent consideration, the structure and tax treatment of the proposed transaction, the ability of the parties to complete the proposed transaction, the potential benefits and synergies of the proposed transaction, including future financial and operating results and strategic benefits, the description of the combined company’s anticipated revenue, business and growth opportunities, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing.

Although such statements are based on Jacobs’ and Amentum’s current estimates and expectations, and/or currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements.

Such factors include uncertainties as to the structure and timing of the proposed transaction, the impact of the proposed transaction on Jacobs and the combined company if the proposed transaction is completed, the possibility that the proposed transaction may not qualify for the expected tax treatment, the possibility that closing conditions for the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, the risk that any consents or approvals required in connection with the proposed transaction may not be received, the risk that the proposed transaction may not be completed on the terms or in the time-frame expected by the parties, unexpected costs, charges or expenses resulting from the proposed transaction, business and management strategies and the growth expectations of the combined entity, risk relating to the combination and integration of the businesses and the ability to implement its business strategy and realize the expected benefits, including the ability to realize the estimated synergies, the inability of Jacobs and the combined entity to retain and hire key personnel, customers or suppliers while the proposed transaction is pending or after it is completed, as well as other factors that may impact Jacobs or the combined business, such as competition from existing and future competitors in its target markets, financial market risks that may affect Jacobs or the combined business, including by affecting Jacobs’ or the combined business’ access to capital, as well as general economic conditions, including inflation and the actions taken by monetary authorities in response to inflation, changes in interest rates and foreign currency exchange rates, changes in capital markets, the impact of a possible recession or economic downturn on our results, prospects and opportunities, and geopolitical events and conflicts, the risk that disruptions from the proposed transaction will impact the Jacobs’ or Amentum’s business, the risk that the separation of the businesses from Jacobs may be more difficult than expected, a possible decrease in the trading price of Jacobs’ shares, as well as factors related to our business or detailed from time to time in Jacobs’ reports filed with the SEC. The foregoing factors and potential future developments are inherently uncertain, unpredictable and, in many cases, beyond our control. For a description of these and additional factors that may occur that could cause actual results to differ from our forward-looking statements see our Annual Report on Form 10-K for the year ended September 29, 2023, and in particular the discussions contained therein under Item 1 - Business; Item 1A - Risk Factors; Item 3 - Legal Proceedings; and Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, our Quarterly Reports on Form 10-Q as well as Jacobs’ other filings with the SEC, and SpinCo’s registration statement on Form 10, and in particular discussions contained therein under Item 1A - Risk Factors. Jacobs is not under any duty to update any of the forward-looking statements after the date of this presentation to conform to actual results, except as required by applicable law. We encourage you to read carefully the risk factors, as well as the financial and business disclosures contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other documents we file from time to time with the SEC as well as SpinCo’s registration statement on Form 10.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	First Amendment to Amended and Restated Bylaws of Jacobs Solutions Inc. (as of September 13, 2024).

99.1	Press release of Jacobs Solutions Inc., dated September 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS SOLUTIONS INC.

By:	/s/ Bob Pragada
Name: Bob Pragada
Title: Chief Executive Officer

Date: September 16, 2024